UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

nevada	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

16000 Ventura Blvd, Suite 770

Encino, CA 91436

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NTWK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers..

Effective January 20, 2026, Mr. Sardar Abubakr was appointed Chief Financial Officer of NetSol Technologies, Inc. Other than his employment relationship, Mr. Abubakr does not have a direct or indirect material interest in any transaction to which the Company is a party. There are no family relationships between Mr. Abubakr and any of the Company’s other directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

Mr. Abubakr will receive a base salary, health, travel and educational benefits totaling approximately $280,000 per year and will be entitled to receive bonuses based on key performance indicators as may be determined from time to time.

Prior to joining NetSol Technologies, Inc., from 2023 to 2025, Mr. Abubakr served as V.P and Head of Fintech Future, M&A and New Business Ventures for Jazz, a subsidiary of VEON, a Nasdaq listed digital operator. From 2020 through 2023, he served as COO, and CFO for CDO Mobilink Bank/Jazzcash. During that period he led the formation of Raqami Digital Bank, where he also served as CBO/Interim CEO.

NetSol Technologies Inc.’s former CFO, Mr. Roger Almond, shall continue with the company under the same terms and conditions of this previous position as Chief Accounting Officer.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	January 26, 2026	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	January 26, 2026	/s/ Sardar Abubakr
SARDAR ABUBAKR
Chief Financial Officer

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